UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2006


                            GRAN TIERRA ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                [GRAPHIC OMITTED]



          Nevada                     333-111656               98-0479924
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)

       10th Floor, 610-8th Avenue S.W.
           Calgary, Alberta, Canada                               T2P 1G5
   (Address of principal executive offices)                     (Zip Code)

                                 (403) 537-3218
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2006, the Registrant announced the election of Nadine C. Smith to the Board of Directors expanding its current number of directors to six. Ms. Smith is a longstanding member of the Board of Directors of Patterson-UTI Energy, Inc. and American Retirement Corporation. Patterson-UTI Energy owns 403 land-based drilling rigs and is the second largest contract drilling company in North America with a current market capitalization of nearly $6 billion. American Retirement operates 76 senior living communities in nineteen states with a resident capacity of approximately 16,000 units and has a current equity capitalization approaching $1 billion. Ms. Smith serves on these companies' audit, compensation and nominating and governance committees.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits.

Exhibit No.       Description
-----------       -------------------------------------------------------------

99.1              Press Release of Gran Tierra Energy, Inc. dated
                  January 10, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gran Tierra Energy, Inc.

                                               By: /s/ James Hart
                                                   ---------------------------
                                               Name:  James Hart
                                               Title: Chief Financial Officer

                                               Date:  January 25, 2006

EXHIBIT INDEX

Exhibit No.       Description
-----------       -------------------------------------------------------------

99.1              Press Release of Gran Tierra Energy, Inc. dated
                  January 10, 2006